Segment Information	12 Months Ended
Dec. 31, 2014
Orbitz
Entity Information [Line Items]
Segment Reporting Disclosure [Text Block]

Segment Information

We determine operating segments based on how our chief operating decision maker manages the business, including making operating decisions deciding how to allocate resources and evaluating operating performance. We operate in one segment and have one reportable segment.

We maintain operations in the United States, United Kingdom, Australia, Germany, Sweden, France, Finland, Ireland, Switzerland and other international territories. The table below presents net revenue by geographic area: the United States and all other countries.

Year Ended December 31,
2014
(in thousands)
Net revenue
United States	$674,079
All other countries	257,928
Total	$932,007

The table below presents property and equipment, net, by geographic area.

December 31, 2014
(in thousands)
Long-lived assets
United States	$106,816
All other countries	5,016
Total	$111,832